UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  March 27, 2000

                          IMPAC CMB TRUST SERIES 2000-1
                Collateralized Asset Backed Bonds, Series 2000-1


New York (governing law of          333-60707        Pending
Pooling and Servicing Agreement)    (Commission      IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On March 27, 2000 a distribution was made to holders of IMPAC CMB TRUST SERIES 2000-1, Collateralized Asset Backed Bonds, Series 2000-1
 .



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                Monthly report distributed to holders of
             EX-99.1 Collateralized Asset Backed Bonds, Series 2000-1 Trust, relating to the March
                                27, 2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           IMPAC CMB TRUST SERIES 2000-1
                Collateralized Asset Backed Bonds, Series 2000-1

              By:   Norwest Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 4/6/00


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Collateralized Asset Backed Bonds, Series 2000-1,relating to the March 27, 2000 distribution.